                                                                   Exhibit 10.10


                              TERMINATION AGREEMENT


         THIS AGREEMENT is made as of the 12th day of January, 2000 by and among
(i) MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation ("MMI") and NEW MEDITRUST COMPANY LLC, a Delaware limited liability company, a Delaware limited liability company ("New Meditrust" and together with MMI, the "Meditrust Entities"), (ii) HAWTHORN HEALTH PROPERTIES, INC., a California corporation ("Hawthorn"), NATIONAL CARE CENTERS OF HERMITAGE, INC., a Missouri corporation ("Hermitage"), NATIONAL CARE CENTERS, INC., a Missouri corporation ("National Care Centers"), NATIONAL CARE CENTERS OF LEBANON, INC., a Missouri corporation ("National Care Centers-Lebanon"), SPRINGFIELD RETIREMENT VILLAGE, INC., a Missouri corporation ("Springfield"), NATIONAL CARE CENTERS OF NIXA, INC., a Missouri corporation ("Nixa"), NATIONAL CARE CENTERS OF SPRINGFIELD, INC., a Missouri corporation ("National Care Centers-Springfield") and MT. VERNON PARK CARE CENTER WEST, INC., a Missouri corporation ("Mt. Vernon" and collectively with Hawthorn, Hermitage, National Care Centers, National Care Centers-Lebanon, Springfield, Nixa and National Care Centers-Springfield, the "Borrowers"), (III) BALANCED CARE CORPORATION, a Delaware corporation ("BCC") and DIXON MANAGEMENT, INC., a Missouri corporation ("Dixon" and collectively with BCC, the "Balanced Care Guarantors") and (IV) BALANCED CARE AT STAFFORD, INC., a Delaware corporation (the "Potomac Point Lessee").

                               W I T N E S S E T H

         WHEREAS, MMI is the holder of the lender's interest under the "Loan Documents" as such term is defined under that certain Loan Agreement, dated as of August 6, 1996, as amended, by and among MMI and the Borrowers (the "Hawthorn Loan Agreement") and all capitalized terms used herein and not otherwise defined herein shall have the same meanings ascribed to such terms under the Hawthorn Loan Agreement;

         WHEREAS, at the request of BCC, MMI was requested to consent to certain transactions contemplated by that certain Asset Purchase Agreement, dated as of October 15, 1999, as amended, by and among BCC (on behalf of itself and certain subsidiaries) and Christian Health Care of Missouri, Inc. (the "BCC/CHC Purchase Agreement");

         WHEREAS, MMI was willing to consent to the transactions contemplated by the BCC/CHC Purchase Agreement, subject to (i) the satisfaction of certain conditions more particularly set forth in that certain Omnibus Assignment and Assumption Agreement, Amendment of Loan Documents, Amendment of Lease Documents, Termination of Lease Documents, Consent to Assignment and Confirmation of Guaranties of even date herewith by and among the Borrowers, the wholly-ownned Subsidiaries of BCC identified on Exhibit K of the Loan Agreement (the "Balanced Care Lessee"), the Balanced Care Guarantors, MMI, Christian Health Care of Missouri, Inc. (the "Purchaser"), Cornerstone Properties Investment II, LLC ("CPI"), Cornerstone Health Care, Inc. ("Cornerstone"), Christian Health Care
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Personnel Services, Inc. ("CHC-Personnel"), Christian Health Care, Inc. ("CHC"),
Christian Health Care of Hermitage, Inc., Christian Health Care of Lebanon
North, Inc., Christian Health Care of Springfield West Park, Inc., Christian
Heal Care of Springfield West, Inc., Christian Health Care of Lebanon South, Inc., Christian Health Care of Springfield East, Inc., Christian Health Care of Nixa, Inc. and Alington D. Kilgore (the "Consent"), including, without limitation, the execution and delivery by BCC of a guaranty (the "BCC Loan Guaranty") of the Loan Obligations and the execution and delivery of that certain Cross-Default Agreement of even date herewith by and among the Meditrust Entities, BCC and the Potomac Point Lessee (the "Cross-Default Agreement"); and

         WHEREAS, the Balanced Care Guarantors, the Potomac Point Lessee and the Borrowers shall receive direct and indirect benefits from the consummation of the transactions contemplated by the BCC/CHC Asset Purchase Agreement.

         NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, and in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

         1. Notwithstanding anything to the contrary set forth in the BCC Loan Guaranty, MMI acknowledges and agrees that the BCC Loan Guaranty shall terminate upon the Termination Date (as hereinafter defined) unless (i) a Loan Default or a Lease Default (as defined under any of the BCC Missouri Leases) has occurred as of the Termination Date (and has not been waived in writing by MMI) or (ii) any event, condition and/or state of facts then exists which, with notice and/or the passage of time, could constitute a Loan Default or Lease Default (and has not been waived in writing by MMI). Notwithstanding anything to the contrary set forth in the BCC Lease Guaranties (as such term is hereinafter defined) and without limiting the terms and provisions of the Omnibus Assignment of Contracts, the Assignments of Leases or any of the other Loan Documents, the Borrowers and MMI acknowledge and agree that the BCC Lease Guaranties shall terminate upon the earlier to occur of (a) the complete payment and performance of the Loan Obligations or (b) Termination Date unless (x) a Loan Default or a Lease Default has occurred as of the Termination Date (and has not been waived in writing by MMI) or (y) any event, condition and/or state of facts then exists which, with notice and/or the passage of time, could constitute a Loan Default or Lease Default (and has not been waived in writing by MMI). Without limiting the terms of the Cross Default Agreement, the Meditrust Entities, BCC and the Potomac Point Lessee acknowledge and agree that the Cross Default Agreement shall terminate upon the Termination Date unless (i) a Loan Default or a Lease Default has occurred as of the Termination Date (and has not been waived in writing by MMI) or (ii) any event, condition and/or state of facts then exists which, with notice and/or the passage of time, could constitute a Loan Default or Lease Default (and has not been waived in writing by MMI).

         As used herein, the term "Termination Date" shall mean the later to occur of (a) December 31, 2000 or (b) the date upon which the Facilities have achieved a combined Debt


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Coverage Ratio (as hereinafter defined) for the prior fiscal quarter equal to or greater than 1.1 to 1 (as evidenced by attested Consolidated Financials relating to the CHC Lessees).

         As used herein, the term "Debt Coverage Ratio" shall mean the ratio of
(x) Cash Flow (as hereinafter defined) for each applicable period to (y) the total of all BCC Rent (as defined under the BCC Missouri Leases) paid or payable during such period or accrued for such period.

         As used herein, the term "Cash Flow" shall mean the Consolidated Net Income (as defined under the BCC Missouri Leases) or Consolidated Net Loss (as defined under the BCC Missouri Leases) before federal and state income taxes for any period plus BCC Rent. Notwithstanding the foregoing, in calculating Consolidated Net Income or Consolidated Net Loss for the CHC Lessees for any fiscal quarter, the CHC Lessees shall include, as an expense, the greater of (1) the aggregate amount of the management fees payable to Cornerstone under the Management Agreements (as defined under the Consent) for such quarter or (2) five percent (5%) of the aggregate Gross Revenues (as hereinafter defined) generated at the Facilities during such fiscal quarter.

         As used herein, the term "Gross Revenues" shall collectively refer to all revenues generated by reason of the operation of the Facilities, whether or not directly or indirectly received or to be received by the CHC Lessees, including, without limitation, all patient revenues received or receivable for the use of, or otherwise by reason of, all rooms, beds and other facilities provided, meals served, services performed, space or facilities subleased or goods sold on or from any Facility and further including, without limitation, except as otherwise specifically provided below, any consideration received under any subletting, licensing, or other arrangements with any Person relating to the possession or use of any Facility and all revenues from all ancillary services provided at or relating to any Facility.

         To the extent that any Facility is subleased or occupied by an Affiliate of any CHC Lessee, Gross Revenues shall include the Gross Revenues of such sublessee with respect to the premises demised under the applicable sublease (i.e., the Gross Revenues generated from the operations conducted on such subleased portion of the applicable Facility) and the rent received or receivable from such sublessee pursuant to such subleases shall be excluded from Gross Revenues for all such purposes. As to any sublease between any CHC Lessee and a non-Affiliate of such CHC Lessee, only the rental actually received by the applicable CHC Lessee from such non-Affiliate shall be included in Gross Revenues.

         As used herein, the term "BCC Lease Guaranties" shall refer collectively to those certain guaranties executed and delivered by any Balanced Care Guarantor for the benefit of the Hawthorn Subsidiaries guarantying the BCC Missouri Lease Obligations.

         2. Notwithstanding anything to the contrary set forth in the BCC Lease Guaranties or the BCC Loan Guaranty (collectively, the "Guaranties"), but subject to the terms of the


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paragraph below and without limiting the terms of the Omnibus Assignment of
Contracts and/or the Assignment of Leases, each of the Meditrust Entities and the Hawthorn Subsidiaries agree that upon the occurrence of Loan Default or a Lease Default (the date upon which MMI or any of the Hawthorn Subsidiaries, as applicable, notifies any Balanced Care Guarantor, in writing, that any such default has occurred is hereinafter referred to as a "Trigger Date"), prior to any Meditrust Entity or any Hawthorn Subsidiary pursuing any of its respective rights and/or remedies against any Balanced Care Guarantor and/or the Potomac Point Lessee, MMI and, to the extent applicable, the Hawthorn Subsidiaries shall use good faith and reasonable efforts to pursue their respective rights and/or remedies against (i) the Borrowers (under the Loan Documents), (ii) the CHC Lessees (under the BCC Missouri Lease Documents) and/or (iii) CHC, CPI and/or Kilgore (under the Loan Documents and/or the BCC Missouri Lease Documents) for three (3) months (such three month period commencing upon the Trigger Date is hereinafter referred to as the "Limitation Period"). After the expiration of the Limitation Period, subject to the terms of the Omnibus Assignment of Contracts and the Assignment of Leases, the Meditrust Entities and, to the extent applicable, the Hawthorn Subsidiaries may pursue their respective rights and/or remedies against the Balanced Care Guarantors and/or the Potomac Point Lessee concurrently and/or successively with, or instead of, pursuing any of their rights and/or remedies against (a) the Borrowers under the Loan Documents and
(b) the CHC Lessees, CHC, CPI and/or Kilgore (collectively, the "CHC Group"), as the case may be, under any of the Loan Documents and/or the BCC Missouri Lease Documents, as the case may be. Notwithstanding the foregoing agreement by MMI and, to the extent applicable, the Hawthorn Subsidiaries to pursue their rights and remedies as set forth in the first sentence of this Section 2, the Balanced Care Guarantors and the Potomac Point Lessee specifically acknowledge and agree that (x) MMI and, to the extent applicable, the Hawthorn Subsidiaries are not required to exhaust any or all of their respective rights and/or remedies against (1) the Borrowers or any of the collateral securing the Loan during the Limitation Period or (2) the CHC Group or any of the collateral securing the BCC Missouri Leases during the Limitation Period, (y) MMI and, to the extent applicable, the Hawthorn Subsidiaries may determine, in their sole and absolute discretion, which rights and/or remedies they shall pursue against the Borrowers and/or any member of the CHC Group during the Limitation Period and (z) good faith settlement discussions and/or negotiations with the Borrowers and the CHC Group during the Limitation Period shall fulfill the obligations of MMI and the Hawthorn Subsidiaries to pursue their respective rights and remedies against the Borrowers and/or the CHC Group during the Limitation Period.

         Notwithstanding the foregoing, but subject to the terms of the Omnibus Assignment of Contracts and the Assignment of Leases, the Meditrust Entities and the Hawthorn Subsidiaries may pursue their respective rights and/or remedies against any Balanced Care Guarantor and/or the Potomac Point Lessee at any time, including without limitation, during the Limitation Period, if (i) any Borrower or any member of the CHC Group shall (a) voluntarily be adjudicated bankrupt or insolvent, (b) seek or consent to the appointment of a receiver or trustee for itself or for all or any portion of the Mortgaged Property (c) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any


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jurisdiction, (d) make a general assignment for the benefit of creditors or (e)
be unable to pay its debts as such debts mature, (ii) any court shall enter an order, judgment or decree appointing, without the applicable Borrower's consent or the applicable member of the CHC Group's consent, as the case may be, a receiver or trustee for such Borrower or for all or any portion of the Mortgaged Property or for such member of the CHC Group (or any of its properties) or approving a petition filed against any Borrower or any member of the CHC Group which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain in force, undischarged or unstayed, sixty (60) days after it is entered,
(iii) any Borrower or any member of the CHC Group (or any of their respective Affiliates), or any Person claiming by or through any Borrower or any member of the CHC Group ever commences or joins in any suit or other proceeding against MMI and/or any of the Hawthorn Subsidiaries whether or not relating to the Mortgaged Property and/or the execution, delivery and performance of any of the Loan Documents and/or any of the BCC Missouri Lease Documents, (iv) any proceeding is commenced by any creditor of any Borrower or any member of the CHC Group which may involve or result in the taking of possession of any property held by any Borrower or any member of the CHC Group or the foreclosure thereof.

         3. Notwithstanding anything to the contrary set forth herein or in any of the Assignments of Leases or any of the other Loan Documents, the Borrowers, the Balanced Care Guarantors and the Potomac Point Lessee acknowledge that MMI is the successor in interest to Hawthorn Subsidiaries under the BCC Missouri Lease Documents and is entitled to exercise all of the duties, covenants, obligations, rights (including, without limitation, the exercise of any right of approval or consent) and/or remedies of the Hawthorn Subsidiaries under the BCC Missouri Lease Documents, other than the purchase options granted pursuant to
Section 18.4 of the BCC Missouri Leases.

         4. Except as expressly set forth herein, this Agreement shall not be deemed to amend, abridge, limit, modify, release, terminate or otherwise affect any of the provisions of the Loan Documents or the BCC Missouri Lease Documents.

         5. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

         6. This Agreement shall remain in full force and effect until the complete payment and performance of the Loan Obligations.

         7. This Agreement shall be construed, and the rights and obligations of the parties hereto shall be determined, in accordance with the laws of the Commonwealth of Massachusetts. The Borrowers, the Balanced Care Guarantors and the Potomac Point Lessee hereby consent to personal jurisdiction in the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the


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purpose of any suit, action or other proceeding arising out of or with respect to this Agreement.

         8. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.


WITNESS:                               MEDITRUST ENTITIES:
--------                               -------------------


                                       MEDITRUST MORTGAGE INVESTMENTS, INC., a
                                       Delaware corporation



/s/ Annemarie Wasniewski               By: /s/Michael S. Benjamin
Name: Annemarie Wasniewski                 Name: Michael S. Benjamin
                                           Title: Senior Vice President


                                       NEW MEDITRUST COMPANY, LLC, a Delaware
                                       limited liability company



/s/ Annemarie Wasniewski               By: /s/Michael S. Benjamin
Name: Annemarie Wasniewski                 Name: Michael S. Benjamin
                                           Title: Senior Vice President


WITNESS:                               BORROWERS:
--------                               ----------

                                       HAWTHORN HEALTH PROPERTIES, INC.,  a
                                       California corporation



/s/ Gloriana M Calhoun                 By: J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun                  Name: J. Gray Beverley, Jr.
                                           Title: President


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
WITNESS:                               NATIONAL CARE CENTERS OF HERMITAGE,
--------                               INC., a Missouri Corporation



/s/ Gloriana M Calhoun                 By: J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun                  Name: J. Gray Beverley, Jr.
                                           Title: President


WITNESS:                               NATIONAL CARE CENTERS, INC., a Missouri
--------                               corporation



/s/ Gloriana M Calhoun                  By: J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun                   Name: J. Gray Beverley, Jr.
                                            Title: President


WITNESS:                               NATIONAL CARE CENTERS OF LEBANON, INC.,
--------                               a Missouri corporation



/s/ Gloriana M Calhoun                 By: J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun                  Name: J. Gray Beverley, Jr.
                                           Title: President


WITNESS:                               SPRINGFIELD RETIREMENT VILLAGE, INC., a
--------                               Missouri corporation



/s/ Gloriana M Calhoun                 By: J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun                  Name: J. Gray Beverley, Jr.
                                           Title: President


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WITNESS:                               NATIONAL CARE CENTERS OF NIXA, INC., a
--------                               Missouri corporation


/s/ Gloriana M Calhoun                  By: J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun                   Name: J. Gray Beverley, Jr.
                                            Title: President


WITNESS:                               NATIONAL CARE CENTERS OF SPRINGFIELD,
--------                               INC., a Missouri corporation



/s/ Gloriana M Calhoun                  By: J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun                   Name: J. Gray Beverley, Jr.
                                            Title: President


WITNESS:                               MT. VERNON PARK CARE CENTER WEST, INC.,
--------                               a Missouri corporation



/s/ Gloriana M Calhoun                  By: J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun                   Name:J. Gray Beverley, Jr.
                                            Title: President



WITNESS:                               POTOMAC POINT LESSEE:
--------                               ---------------------

                                       BALANCED CARE AT STAFFORD, INC., a
                                       Delaware corporation


/s/ Jaynelle D. Covert                  By: /s/Robin L. Barber
Name: Jaynelle D. Covert                    Name: Robin L. Barber
                                            Title: Vice President and Secretary


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WITNESS:                               BALANCED CARE GUARANTORS:
--------                               -------------------------

                                       BALANCED CARE CORPORATION, a
                                       Delaware corporation


/s/ Jaynelle D. Covert                  By: /s/Robin L. Barber
Name: Jaynelle D. Covert                    Name: Robin L. Barber
                                            Title: Vice President and Secretary


                                        DIXON MANAGEMENT, INC.,  a Delaware
                                        corporation


/s/ Jaynelle D. Covert                  By: /s/Robin L. Barber
Name: Jaynelle D. Covert                    Name: Robin L. Barber
                                            Title: Vice President and Secretary


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